UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 16, 2024

MariaDB plc
(Exact name of registrant as specified in its charter)

Ireland	001-41571	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Veterans Blvd
Redwood City, CA 94063
(Address of principal executive offices, including zip code)

(855) 562-7423
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	MRDB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MRDBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously announced by MariaDB plc, an Irish public limited company (“MariaDB” or the “Company”), on July 25, 2024 the cash consideration payable in connection with the unsolicited offer (the “Offer”) by Meridian BidCo LLC, a Delaware limited liability company (“Bidco”), an affiliate of K1 Investment Management, LLC, a Delaware limited liability company, to purchase all of the issued and to be issued ordinary shares of $0.01 each (nominal value) of MariaDB (the “MariaDB Shares”) was settled. On July 26, 2024, Bidco sent compulsory acquisition notices to those MariaDB shareholders who did not accept the Offer (the “Non-Assenting Shareholders”). On August 26, 2024, MariaDB Shares held by Non-Assenting Shareholders will be acquired compulsorily by Bidco on the same terms as the Offer (the “Buy Out”).

On August 16, 2024, the board of directors of the Company approved the delisting and deregistration of the MariaDB Shares and MariaDB Warrants (as defined below). In connection with the consummation of the Buy Out, the Company notified the New York Stock Exchange (“NYSE”) that all outstanding MariaDB Shares not held by Bidco were exchanged pursuant to the Buy Out into cash consideration. The Company requested that the NYSE file a notification of removal from listing and/or registration on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the delisting of the MariaDB Shares and the warrants to subscribe for MariaDB Shares (the “MariaDB Warrants”). The last day of trading for the MariaDB Shares and MariaDB Warrants is expected to be on or about August 23, 2024.

In addition, the Company intends to file with the SEC a certification and notice of termination on Form 15 requesting that the MariaDB Shares and MariaDB Warrants be deregistered under Section 12(g) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the MariaDB Shares and MariaDB Warrants be suspended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MariaDB plc
Dated: August 16, 2024
	By:	/s/ Conor McCarthy
		Name:	Conor McCarthy
		Title:	Chief Financial Officer